EXHIBIT 10.5

                       FIRST AMENDMENT TO LOAN AGREEMENT

      This FIRST AMENDMENT TO LOAN AGREEMENT (the "AMENDMENT"), dated effective as of April 30, 1996, is made by and between LASERMEDICS, INC. ("BORROWER"), a Texas corporation, and COMERICA BANK-TEXAS ("LENDER"), a Texas banking association.

RECITALS:

      A. Borrower and Lender entered into that certain Loan Agreement dated as of April 30, 1996 (as the same may have heretofore been amended, modified, restated or supplemented from time to time, the "LOAN AGREEMENT").

      B. Borrower and Lender now desire to (1) modify certain financial covenants, (2) waive defaults under certain covenants set forth in the Loan Agreement, (3) modify, delete, and add certain definitions, and (4) make certain other changes to the Loan Agreement, all of which is more fully described hereinbelow, which such provisions contained below shall control over any inconsistencies with the foregoing recitals.

AGREEMENTS:

      In consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

      1. CASH FLOW DEFINITION AMENDED. The definition of "Cash Flow" contained in Section 1.1 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "`CASH FLOW' shall mean (without duplication), as to any Person and for any period, the sum of (a) Net Income AND (b) the sum of (1) depreciation, amortization, depletion, obsolescence of property, and (2) interest expense, all determined in accordance with GAAP."

      2. FIXED CHARGE COVERAGE RATIO DEFINITION AMENDED. The definition of "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "`FIXED CHARGE COVERAGE RATIO' shall mean, as of any day and for any Person, (a) if such day is prior to July 31, 1997, the RATIO OF (i) Cash Flow for the period beginning on July 1, 1996 through and including the most recently ended calendar month as of such day TO (ii) an amount equal to the sum of (1) Current Maturities of Long Term Debt as of the end of such period, (2) interest expense for such period, and (3) non-financed Capital Expenditures
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      for such period, and (b) if such day is on or after July 31, 1997, the
      RATIO OF (x) an amount equal to Cash Flow for the most recently ended 12 month period as of such day TO (y) an amount equal to the sum of (1) Current Maturities of Long Term Debt as of the end of such period, (2) interest expense for such period, and (3) non-financed Capital Expenditures for such period."

      3. INTEREST COVERAGE RATIO DEFINITION DELETED. Section 1.1 of the Loan Agreement is hereby amended by deleting therefrom the definition of "Interest Coverage Ratio" where it appears therein.

      4. EFFECTIVE TANGIBLE NET WORTH DEFINITION ADDED. Section 1.1 of the Loan Agreement is hereby amended by adding thereto a new definition for "Effective Tangible Net Worth" which shall be and read as follows:

            "`EFFECTIVE TANGIBLE NET WORTH' shall mean as of any day the consolidated Tangible Net Worth of the Borrower as of such day PLUS the Debt evidenced by the Subordinated Debt Documents as of such day."

      5. TANGIBLE NET WORTH STEP-UP AMENDED. Section 1.1 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "`TANGIBLE NET WORTH STEP-UP' shall mean, on any date it is determined, an amount equal to seventy-five percent of the aggregate amount of Net Income of the Companies earned during each calendar month which has ended as of such date of determination, beginning with the calendar month ending September 30, 1996.

      6. TANGIBLE NET WORTH COVENANT AMENDED. Section 6.5 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "6.5. MAINTAIN EFFECTIVE TANGIBLE NET WORTH. Maintain an Effective Tangible Net Worth of not less than THE SUM OF (a)(i) $6,740,000 at all times on or before June 30, 1996, (ii) $6,730,000 at all times from and including July 1, 1996 through and including July 31, 1996, and (iii) $6,820,000 from and including August 1, 1996 and at all times thereafter PLUS (b) (beginning with the calendar month ending September, 1996) the Tangible Net Worth Step-Up."

      7. LEVERAGE RATIO AMENDED. Section 6.6 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

      "6.6. MAINTAIN LEVERAGE RATIO. Have on a consolidated statement basis, beginning with July 1, 1996, the ratio of (a) Debt less the Debt evidenced by the

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      Subordinated Debt Documents to (b) Effective Tangible Net Worth of not
      more than 1.25 to 1.00 at all times."

      8. WORKING CAPITAL COVENANT DELETED. The Working Capital Covenant contained in Section 6.7 of the Loan Agreement is hereby deleted and the Section is intentionally left blank so as to not affect the numbering of the subsequently appearing sections of Section 6 of the Loan Agreement.

      9. FIXED CHARGE COVERAGE RATIO AMENDED. Section 6.8 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "6.8 FIXED CHARGE COVERAGE RATIO. Maintain a Fixed Charge Coverage Ratio of not less than (a) 1.10 to 1.00 at all times on or after July 1, 1996 but before September 30, 1996, and (b) 1.20 to 1.00 on September 30, 1996 and at all times thereafter."

      10. INTEREST COVERAGE RATIO COVENANT DELETED. The Interest Coverage Ratio Covenant in Section 6.9 of the Loan Agreement is hereby deleted and the Section is intentionally left blank so as to not affect the numbering of the subsequently appearing sections of Section 6 of the Loan Agreement.

      11. QUICK RATIO COVENANT DELETED. The Quick Ratio Covenant in Section 6.10 of the Loan Agreement is hereby deleted and the Section is intentionally left blank so as to not affect the numbering of the subsequently appearing sections of Section 6 of the Loan Agreement.

      12. CURRENT RATIO COVENANT AMENDED. The Current Ratio Covenant in Section
6.11 of the Loan Agreement is hereby amended in its entirety to be and read as follows:

            "6.11.CURRENT RATIO. Maintain at all times on a consolidated statement basis the ratio of (a) Current Assets to (b) Current Liabilities (inclusive of outstanding Revolving Loans), of not less than 2.00 to 1.00 at all times."

      13. WAIVER OF CERTAIN DEFAULTS. The Lender hereby waives the occurrence of any Default or Event of Default which has occurred through the effective date hereof (but not thereafter) and of which the Lender has received written notice from the Borrower, under any or all of the provisions of Sections 6.5 through
6.11 of the Loan Agreement.

      14. NEW EXHIBIT ATTACHED. Exhibit G to the Loan Agreement is hereby deleted in its entirety and there is hereby substituted therefor a new Exhibit G, which shall be in the form of EXHIBIT A attached hereto and incorporated herein by reference.

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      15. CERTAIN DEFINITIONS AND REFERENCES. Terms used but not defined herein, but which are defined in the Loan Agreement or in the other Loan Documents, shall have the meanings herein ascribed to them therein. The term "Agreement" as used in the Loan Agreement and the term "Loan Agreement," as used in the other Loan Documents or any other instrument, document or writing furnished to Lender by any Borrower shall mean the Loan Agreement as hereby amended.

      16. EXPENSES; INDEMNIFICATION. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWERS WILL JOINTLY AND SEVERALLY PAY ALL COSTS AND EXPENSES AND REIMBURSE LENDER FOR ANY AND ALL EXPENDITURES OF EVERY CHARACTER INCURRED OR EXPENDED FROM TIME TO TIME, REGARDLESS OF WHETHER A DEFAULT HAS OCCURRED, IN CONNECTION WITH THE PREPARATION, NEGOTIATION, DOCUMENTATION, RECORDING, CLOSING, RENEWAL, REVISION, MODIFICATION, INCREASE, REVIEW OR RESTRUCTURING OF THIS AMENDMENT.

      17. NO USURY INTENDED; SPREADING. Notwithstanding any provision to the contrary contained in this Amendment, the Notes or any of the other Loan Documents, it is expressly provided that in no case or event shall the aggregate of (i) all interest on the unpaid balance of the Notes, accrued or paid from the date hereof and (ii) the aggregate of any other amounts accrued or paid pursuant to the Notes or any of the other Loan Documents, which under applicable laws are or may be deemed to constitute interest upon the indebtedness evidenced by the Notes ever exceed the Maximum Legal Rate. In this connection, the parties hereto expressly stipulate and agree that it is their common and overriding intent to contract in strict compliance with the applicable usury laws. In furtherance thereof, none of the terms of the Notes or any of the other Loan Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Legal Rate. No Borrower nor any other parties now or hereafter becoming liable for payment of the indebtedness evidenced by the Notes shall ever be liable for interest in excess of the Maximum Legal Rate. If, for any reason whatever, the interest paid or received on the Notes during its full term produces a rate which exceeds the Maximum Legal Rate, the holder of the Notes shall credit against the principal of the Notes (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid on the Notes to produce a rate equal to the Maximum Legal Rate. All sums paid or agreed to be paid to the holder of the Notes for the use, forbearance or detention of the indebtedness evidenced thereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Notes, so that the interest rate is uniform throughout the full term of the Notes. The provisions of this paragraph shall control all agreements, whether now or hereafter existing and whether written or oral, between Borrowers and Lender.

      18. BUSINESS LOANS. Each Borrower warrants and represents to Lender and all other holders of the Notes that all loans evidenced by the Notes are and will be for business,

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commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One.

      19. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRAIL BY JURY WITH RESPECT TO ANY AND ALL ACTIONS OR PROCEEDINGS AT ANY TIME IN WHICH THE BORROWER AND LENDER ARE PARTIES ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

      20. LIEN CONTINUATION; MISCELLANEOUS. Borrowers and Lender hereby acknowledge, confirm and agree that the Security Documents secure and shall continue to secure the obligations of Borrowers and any other party to any of the Loan Documents (other than Lender) under the Loan Documents, including, without limitation, this Amendment, the Notes, the Letter of Credit Liabilities and the Security Documents are hereby deemed modified to the extent necessary to evidence the foregoing acknowledgments, agreements and confirmations. Nothing contained in this Amendment or the Notes or any other document, instrument or other writing executed in connection with this Amendment shall be construed as a release or impairment of any of the liens, assignments and security interests created or granted pursuant to the Security Documents and such liens, assignments and security interests are hereby ratified and confirmed. The Liens are not waived. To the extent of any conflict between the Loan Agreement or any of the other Loan Documents (or any earlier modification of any of them) and this Amendment, this Amendment shall control. Except as hereby expressly modified, all terms of the Loan Agreement and the other Loan Documents (as any of them may have been previously modified by any written agreement) remain in full force and effect. This Amendment (a) shall bind and benefit Borrowers and, except as herein expressly limited, Lender, and their respective receivers, trustees, successors and assigns (PROVIDED, that no Borrower may assign its rights hereunder without the prior written consent of Lender); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT; (d) may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement and (e) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Each Borrower acknowledges and agrees that there are no oral agreements among any of them with respect to the transactions contemplated by the Loan Documents which have not been incorporated in this Amendment or in the Loan Documents. If any provision of this Amendment should be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected thereby. Each waiver in this Amendment is subject to the overriding and controlling

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rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Lender for having bargained for and obtained it. Wherever the term "including" or a similar term is used in this Amendment, it shall be read as if it were "including by way of example only and without in any way limiting the generality of the clause or concept referred to." Any exhibits, appendices and annexes described in this Amendment as being attached to it are hereby incorporated into it. The headings in this Amendment shall be accorded no significance in interpreting it. EACH BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER LENDER AND ITS OFFICERS, DIRECTORS, TRUSTEES, AGENTS, EMPLOYEES AND COUNSEL (IN EACH CASE, PAST, PRESENT AND FUTURE) FROM ANY AND ALL CLAIMS EXISTING AS OF THE DATE HEREOF (OR THE DATE OF ACTUAL EXECUTION HEREOF BY THE APPLICABLE PERSON OR ENTITY, IF LATER). AS USED HEREIN, THE TERM "CLAIM" SHALL MEAN ANY AND ALL LIABILITIES, CLAIMS, DEFENSES, DEMANDS, ACTIONS, CAUSES OF ACTION, JUDGMENTS, DEFICIENCIES, INTEREST, LIENS, COSTS OR EXPENSES (INCLUDING BUT NOT LIMITED TO COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING BUT NOT LIMITED TO CLAIMS FOR USURY, BREACH OF CONTRACT, BREACH OF COMMITMENT, NEGLIGENT MISREPRESENTATION OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATIONS OF LAWS OR REGULATIONS OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER HEREBY WAIVES ALL RIGHTS, REMEDIES, CLAIMS AND DEFENSES BASED UPON OR RELATED TO SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, TO THE EXTENT THE SAME PERTAIN OR MAY PERTAIN TO ANY ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

      THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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      EXECUTED effective as of the date first set forth above.

                                    LASERMEDICS, INC., a Texas corporation

                                    By: /s/ CHIKE J. OGBOENYIYA
                                    Name:   Chike J. Ogboenyiya
                                    Title:  Vice President


                                    COMERICA BANK-TEXAS, a Texas banking
                                     corporation

                                    By: /s/ JAMES R. McNUTT
                                    Name:   James R. McNutt
                                    Title:  Vice President

Attachments:

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                            COMPLIANCE CERTIFICATE


      The undersigned hereby certifies that [he] [she] is the ______________ ______________________________ of Lasermedics, Inc. ("BORROWER"), and that as such is authorized to execute this certificate on behalf of the above-named Borrower pursuant to the Loan Agreement (the "LOAN AGREEMENT") dated as of , 1996 by and between the Borrower and Comerica Bank - Texas (the "BANK"); and that a review of the Borrower has been made under [his] [her] supervision with a view to determining whether the Borrower has fulfilled all of its obligations under the Loan Agreement and the other Loan Documents; and on behalf of the above-named Borrower further certifies, represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Loan Agreement unless otherwise specified):

      (a) the Borrower has fulfilled its respective obligations under the Loan Documents.

      (b) The representations and warranties made in each Loan Document are true and correct in all respects on and as of the time of delivery hereof, with the same force and effect as if made on and as of the time of delivery hereof.

      (c) The financial statements delivered to the Bank concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present in all material respects the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated.

      (d) No Default has occurred and is continuing. In this regard, the compliance with the provisions of SECTIONS 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, and 7.1 of the Loan Agreement is as follows:

      SECTION 6.5 -- EFFECTIVE TANGIBLE NET WORTH

      actual Effective Tangible Net Worth for the Borrower (on a consolidated basis) as of the date hereof:

                        $___________________


                                   EXHIBIT G

                EXHIBIT A TO FIRST AMENDMENT TO LOAN AGREEMENT

                             PAGE 1 OF 4 PAGES
      required Tangible Net Worth for the Borrower (on a consolidated basis) as of the date hereof:

                        $___________________

      SECTION 6.6 -- LEVERAGE RATIO

      actual Debt LESS the Debt evidenced by the Subordinated Debt Documents to Effective Tangible Net Worth for the Borrower (on a consolidated basis) as of the date hereof:

                                __.____ : 1.00

      required Debt LESS the Debt evidenced by the Subordinated Debt Documents to Effective Tangible Net Worth Ratio for the Borrower (on a consolidated basis) as of the date hereof:

                                  1.25 : 1.00

      SECTION 6.7 -- [INTENTIONALLY DELETED]

      SECTION 6.8 -- FIXED CHARGE COVERAGE RATIO

      actual Fixed Charge Coverage Ratio for the Borrower as of the date hereof:

                                __.____ : 1.00

      required Fixed Charge Coverage Ratio for the Borrower (on a consolidated basis) as of the date hereof:

                                __.____ : 1.00

      SECTION 6.9 -- [INTENTIONALLY DELETED]

                                   EXHIBIT G

                EXHIBIT A TO FIRST AMENDMENT TO LOAN AGREEMENT

                             PAGE 2 OF 4 PAGES

      SECTION 6.10 -- [INTENTIONALLY DELETED]


      SECTION 6.11 -- CURRENT RATIO

      actual ratio of (a) Current Assets to (b) Current Liabilities (inclusive of outstanding Revolving Loans) as of the date hereof:

                                __.____  to 1.00

      required ratio of (a) Current Assets to (b) Current Liabilities (inclusive of outstanding Revolving Loans) as of the date hereof:

                                 2.00 to 1.00

      SECTION 7.1 -- CAPITAL EXPENDITURES

      actual Capital Expenditures on a consolidated basis during the most recently ended fiscal year of the Borrower as of the date hereof:

                              $_______________

      maximum permitted Capital Expenditures on a consolidated basis for the most recently ended fiscal year of the Borrower as of the date hereof:

                                   $500,000

      SECTION 7.1 -- FDA EXPENDITURES

      actual FDA Expenditures on a consolidated basis during the most recently ended fiscal year of the Borrower as of the date hereof:

                              $________________

      maximum permitted FDA Expenditures on a consolidated basis for the most recently ended fiscal year of the Borrower as of the date hereof:

                                   $200,000

                                   EXHIBIT G

                EXHIBIT A TO FIRST AMENDMENT TO LOAN AGREEMENT

                             PAGE 3 OF 4 PAGES
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      DATED as of ________________________________.

                                           [ADD SIGNATURE LINE FOR
                                            INDIVIDUAL EXECUTING
                                            CERTIFICATE]

                                   EXHIBIT G

                EXHIBIT A TO FIRST AMENDMENT TO LOAN AGREEMENT

                             PAGE 4 OF 4 PAGES